UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2011

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                     Other Events.

On August 3, 2011, AGL Resources Inc. issued a press release announcing the Company’s financial results for the three and six months ended June 30, 2011. In connection with this press release, a copy of the first quarter 2011 earnings presentation is attached hereto as Exhibit 99.1, in connection with a conference call and live internet webcast to be held on August 3, 2011 at 9:00 a.m. ET.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Second quarter 2011 earnings presentation dated August 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: August 3, 2011	/s/Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Second quarter 2011 earnings presentation dated August 3, 2011